UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: June 03, 2026

(Date of earliest event reported)

FDCTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56338	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Spectrum Center Drive, Suite 300

Irvine, CA 92618

(Address of principal executive offices, including zip code)

(877) 445-6047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) Non-Reliance Determination

On June 3, 2026, the Board of Directors (the “Board”) of FDCTech, Inc. (the “Company”), after consultation with management and LAO Professionals (“LAO”), the Company’s current independent registered public accounting firm, and having completed its evaluation of the nature and magnitude of the errors described below, concluded that the following previously issued financial statements of the Company should no longer be relied upon: (i) the audited consolidated financial statements as of and for the fiscal year ended December 31, 2024, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2025 (the “2024 Form 10-K”), together with the related report of Olayinka Oyebola & Co. (“Olayinka”); (ii) the audited consolidated financial statements as of and for the fiscal year ended December 31, 2025, included in the Company’s Annual Report on Form 10-K filed with the SEC on April 17, 2026, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 22, 2026 (together, the “2025 Form 10-K”); (iii) the unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2025, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 13, 2025, as amended by Amendment No. 1 on Form 10-Q/A filed with the SEC on August 11, 2025; (iv) the unaudited condensed consolidated financial statements as of and for the three and six months ended June 30, 2025, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 14, 2025; (v) the unaudited condensed consolidated financial statements as of and for the three and nine months ended September 30, 2025, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 13, 2025; and (vi) the unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2026, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2026. Related earnings releases and other communications describing the Company’s financial results for these periods should similarly no longer be relied upon.

Background

As previously disclosed in the Company’s Current Report on Form 8-K filed on April 4, 2025, on April 3, 2025, the Board approved the dismissal of Olayinka as the Company’s independent registered public accounting firm following Olayinka’s designation as a Prohibited Service Provider by OTC Markets Group, and approved the engagement of LAO (PCAOB Firm ID: 7057) as its successor independent registered public accounting firm, effective April 3, 2025.

In connection with LAO’s reaudit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2024 and the subsequent preparation of the Company’s periodic reports and amendments thereto, management identified errors in the Company’s previously issued financial statements affecting the periods described below. In addition, on May 11, 2026, the Company received a comment letter from the staff of the SEC’s Division of Corporation Finance regarding, among other things, the presentation of client funds held by the Company’s regulated brokerage subsidiaries; the matters raised in the staff’s comments are addressed in the restatements described below. Management, in consultation with LAO, evaluated the identified errors, individually and in the aggregate, under SEC Staff Accounting Bulletin No. 99 (Materiality) and No. 108 and ASC Topic 250, “Accounting Changes and Error Corrections.” Upon completion of that evaluation, and having determined the nature and magnitude of the errors, the Board reached the non-reliance conclusions described in this Item 4.02 on June 3, 2026.

(i) Fiscal Year Ended December 31, 2024

The errors affecting the fiscal year ended December 31, 2024 were identified principally in connection with LAO’s reaudit and comprise: (a) the correction of general and administrative expense, which reduced general and administrative expense by $167,516; (b) the misclassification of $3,500,000 of client funds of Alchemy Prime Limited (“APL”) and $3,574,201 (€3,453,334) of external third-party assets held by Alchemy Markets Ltd. (“AML”), aggregating $7,074,201, within the Company’s cash; (c) the misclassification of certain related party cash credits as cash on hand rather than as related party advances; (d) the misclassification of an $8,200,000 subscription receivable as a current asset rather than as contra-equity in accordance with ASC 505-10-45-2; (e) intercompany elimination errors of $732,375 within related party receivable; (f) the omission of 500,000 shares of common stock issued in October 2021 ($54,750), recognized retrospectively; (g) the segregation of client funds held by the Company’s regulated brokerage subsidiaries as restricted cash in accordance with ASC 230-10-50-8; and (h) errors in the foreign currency translation adjustment and in the related allocation between the controlling and noncontrolling interests (ASC 220-10; ASC 810-10). As restated, total assets as of December 31, 2024 are $33,768,927, compared to $41,839,408 as originally reported (a decrease of $8,070,481); total FDCTech, Inc. stockholders’ equity is $6,454,531, principally reflecting the $8,200,000 subscription receivable reclassification to contra-equity; and net income attributable to FDCTech, Inc. shareholders is $247,544, compared to $80,027 as originally reported. A detailed reconciliation is set forth in Note 4 to the consolidated financial statements included in the 2025 Form 10-K, as amended, and in Amendment No. 2 to the 2024 Form 10-K.

(ii) Fiscal Year Ended December 31, 2025

With respect to the fiscal year ended December 31, 2025: (a) as reflected in Amendment No. 1 to the 2025 Form 10-K, the foreign currency translation adjustment and the related other comprehensive income (loss) amounts presented in the consolidated statement of comprehensive income for fiscal year 2025 and the comparative fiscal year 2024 were corrected; and (b) as reflected in Amendment No. 2 to the 2025 Form 10-K, which is being filed in response to the staff’s comment letter, (1) the previously reported “Cash” caption has been disaggregated into “Cash and cash equivalents” ($11,855,861) and “Restricted cash — client funds (segregated)” ($5,813,888), with a corresponding “Client funds payable” liability ($5,813,888) presented separately on the face of the consolidated balance sheets and the consolidated statements of cash flows conformed to ASC 230-10-50-8, and (2) further corrections were recorded, principally relating to the parent company operating lease and related captions, increasing total assets by $280,690 to $64,051,886, increasing consolidated net income by $14,366 to $5,828,978 (of which $5,797,589 is attributable to FDCTech, Inc. shareholders, compared to $5,783,223 as originally reported), and increasing the accumulated surplus to $3,401,487. The December 31, 2024 comparative period is restated as described in clause (i) above. A detailed reconciliation is set forth in Note 4 to the consolidated financial statements included in the 2025 Form 10-K, as amended.

(iii) Quarterly Period Ended March 31, 2025

The restatement of the quarterly period ended March 31, 2025 reflects: the subscription receivable reclassification to contra-equity; the recognition of the 500,000 previously unrecorded shares; the segregation of client funds of $17,453,282 as restricted cash; the correction of the noncontrolling interest walk (ASC 810-10) and of the allocation of accumulated other comprehensive income (ASC 220-10), which reduced accumulated other comprehensive income from $140,137 to $120,626; corrections to the results of operations of subsidiaries APL and ATECH, including the correction of other income (expense) from $(304,188) to $(98,206); the segment reclassification of Alchemytech Ltd. (“ATECH”) cost of sales; and the remeasurement of the right-of-use asset under ASC 842. As restated, net income for the three months ended March 31, 2025 is $314,122, compared to $104,548 as previously reported, an increase of $209,574. A detailed reconciliation is set forth in Note 2 to the condensed consolidated financial statements included in Amendment No. 2 to the Company’s Quarterly Report on Form 10-Q for the period.

(iv) Quarterly Period Ended June 30, 2025

The restatement of the quarterly period ended June 30, 2025 reflects adjustments consistent in nature with those described above. As restated, total assets as of June 30, 2025 are $31,659,210, compared to $47,520,040 as previously reported (a decrease of $15,860,830, principally reflecting the reversal of the gross-up of client cash and the related client funds payable, the $8,000,000 subscription receivable reclassification to contra-equity, and a reduction in related party receivable); total FDCTech, Inc. stockholders’ equity is $8,226,039, compared to $16,201,884 as previously reported; net loss for the three months ended June 30, 2025 is $(425,456), compared to $(423,797) as previously reported; and net income for the six months ended June 30, 2025 is a net loss of $(111,334), compared to a net loss of $(319,249) as previously reported. A detailed reconciliation is set forth in Note 2 to the condensed consolidated financial statements included in Amendment No. 1 to the Company’s Quarterly Report on Form 10-Q for the period.

(v) Quarterly Period Ended September 30, 2025

The restatement of the quarterly period ended September 30, 2025 reflects adjustments consistent in nature with those described above, together with a $31,000 revenue cut-off correction and the reclassification of the acquisition of Alchemy International Ltd. (“AIL”) from a third-party business combination under ASC 805 to a transaction between entities under common control under ASC 805-50. As restated, total assets as of September 30, 2025 are $32,121,281, compared to $47,928,079 as previously reported (a decrease of $15,806,798); total FDCTech, Inc. stockholders’ equity is $8,390,506, compared to $16,386,507 as previously reported; total revenue for the three months ended September 30, 2025 is $5,872,372, compared to $5,903,372 as previously reported; net income for the three months ended September 30, 2025 is $735,252 (of which $655,487 is attributable to FDCTech, Inc. shareholders), compared to $755,408 as previously reported; and net income for the nine months ended September 30, 2025 is $623,918, compared to $436,159 as previously reported. A detailed reconciliation is set forth in Note 2 to the condensed consolidated financial statements included in Amendment No. 1 to the Company’s Quarterly Report on Form 10-Q for the period.

(vi) Quarterly Period Ended March 31, 2026

The restatement of the quarterly period ended March 31, 2026 reflects: (a) a $3,587 reduction of general and administrative expense arising from an update to the parent company operating lease; (b) the correction of a sign and footing error within total other income (expense), under which a net interest and recharge line properly representing income of $132,448 had been reported as expense of $(132,492), with no effect on the total of $14,611; (c) the attribution of net income of $6,241 to the noncontrolling interest in accordance with ASC 810-10; (d) balance sheet corrections and reclassifications, including the elimination of an intercompany cash position of $(4,429,781) and the reclassification of a one-sided intercompany residual of $4,865,084 to related party receivable; and (e) related presentation matters. As restated, total assets as of March 31, 2026 are $72,807,161, compared to $72,195,266 as originally filed (an increase of $611,895); consolidated net income for the three months ended March 31, 2026 is $6,873,507, compared to $6,869,920 as originally filed; and net income attributable to FDCTech, Inc. shareholders is $6,867,266, compared to $6,869,920 as originally filed. A detailed reconciliation is set forth in Note 2 to the condensed consolidated financial statements included in Amendment No. 1 to the Company’s Quarterly Report on Form 10-Q for the period.

Restatement Amendments

Concurrently with or promptly following the filing of this Current Report, the Company is filing: Amendment No. 2 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2024; Amendment No. 2 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2025; Amendment No. 2 to its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025; Amendment No. 1 to its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025; Amendment No. 1 to its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025; and Amendment No. 1 to its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 (collectively, the “Amendments”), in each case restating the affected financial statements in accordance with ASC Topic 250. Investors and other readers should rely on the financial information contained in the Amendments rather than the previously issued financial statements described above.

Internal Control Considerations

In connection with the restatements, management identified material weaknesses in the Company’s internal control over financial reporting. A description of the material weaknesses and of management’s remediation plan is included in Item 9A (Controls and Procedures) of the amended Annual Reports and in Item 4 (Controls and Procedures) of the amended Quarterly Reports.

Communications with Independent Registered Public Accounting Firms

The Board, which performs the functions of an audit committee, discussed the matters disclosed in this Item 4.02 with LAO, the Company’s current independent registered public accounting firm. Because the consolidated financial statements for the fiscal year ended December 31, 2024 were audited by Olayinka, which was dismissed effective April 3, 2025 and is no longer the Company’s independent registered public accounting firm, the Company has notified Olayinka of the non-reliance determinations described herein and has provided Olayinka with a copy of the disclosures the Company is making in this Current Report.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

June 8, 2026	By:	/s/ Imran Firoz
Date		Imran Firoz
Chief Financial Officer
(Principal Financial Officer)